SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 12, 2001


                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                     0-13347                06-152875
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         (State or other              (Commission            (IRS Employer
         jurisdiction of              File Number)           Identification No.)
         incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT             06830
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         (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code: (203) 661-6942
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On June 12, 2001, Change Technology Partners, Inc., a Delaware corporation (the "Company"), and Canned Interactive Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), entered into an agreement and plan of merger (the "Agreement") with Papke-Textor, Inc. d/b/a Canned Interactive, a California corporation ("Canned"), Douglas Textor ("Textor") and Jay Papke ("Papke"), (Textor and Papke together, the "Principals"), the Textor Family Limited Partnership, a California limited partnership, and the Papke Family Limited Partnership, a California limited partnership (collectively, the "Shareholders").

                  Pursuant to the Agreement, Canned merged with and into Merger Sub, with Merger Sub being the surviving corporation. Canned became a wholly-owned subsidiary of the Company. The Shareholders received a merger consideration consisting of (a) $971,000 in cash (the "Cash Consideration") and
(b) 7,151,724 shares of Company Common Stock (the "Share Consideration") (collectively, the "Merger Consideration"). Of the Merger Consideration, $771,000 of the Cash Consideration and 6,436,552 shares of the Share Consideration shall be delivered to the Shareholders at the Effective Time (as defined in the Agreement), with the remaining $200,000 of the Cash Consideration and 715,172 shares of the Share Consideration to be held in escrow pursuant to an Escrow Agreement (as defined in the Agreement), for 18 months after the Effective Time.

                  In addition, each of the Principals has entered into an employment, confidentiality, non-competition and disclosure and assignment of work product agreement with the Merger Sub. Also, each of the Shareholders and the Principals has entered into a two-year lock-up agreement.

                  The Company intends to operate Canned the way it was operated before June 12, 2001 but will try to expand and integrate its business into the Company's long term business strategy.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           EXHIBIT NUMBER               DESCRIPTION
                           --------------               -----------

                                2.1 Agreement and Plan of Merger, dated June 12, 2001, among Change
                                            Technology Partners, Inc., Canned
                                            Interactive Inc., Papke-Textor,
                                            Inc., Textor Family Limited
                                            Partnership, Papke Family Limited
                                            Partnership, Douglas Textor and Jay
                                            Papke.

                                        2

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHANGE TECHNOLOGY PARTNERS, INC.



Date: June 25, 2001                By:  /s/ Matthew Ryan
                                        ---------------------------------------
                                        Matthew Ryan
                                        President and Chief Executive Officer


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


                                  EXHIBIT INDEX


         EXHIBIT NUMBER                         DESCRIPTION
         --------------                         -----------

                2.1 Agreement and Plan of Merger, dated June 12, 2001, among Change Technology Partners, Inc., Canned Interactive Inc., Papke-Textor, Inc., Textor Family Limited Partnership, Papke Family Limited Partnership, Douglas Textor and Jay Papke.


                                        4